UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2026

VERISK ANALYTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34480	26-2994223
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

545 Washington Boulevard, Jersey City, NJ	07310
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 469-3000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange where registered
Common Stock $.001 par value	VRSK	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

The following proposals were submitted to the holders of Common Stock of Verisk Analytics, Inc. (the “Company”) for a vote at the 2026 Annual Meeting of Shareholders held on May 19, 2026:

1.	The election of eleven members of the Board of Directors each to serve one-year terms;

2.	The advisory, non-binding resolution to approve the compensation of the Company’s named executive officers (“say-on-pay”);

3.	The ratification of the appointment of Deloitte & Touche LLP as the Company’s independent auditors for the year ending December 31, 2026; and

4.	The shareholder proposal for a shareholder right to act by written consent (the “Shareholder Proposal”).

The results of such votes were as follows:

1. The Company’s shareholders elected each of the eleven nominees to the Board of Directors to serve one-year terms by the following votes:

Name of Nominee	Number of Votes For	Number of Votes Against	Number of Votes Abstaining	Number of Broker Non-Votes
Jeffrey Dailey	111,664,993	2,215,623	34,371	5,563,823
Bruce Hansen	110,947,832	2,939,939	27,216	5,563,823
Gregory Hendrick	113,422,681	457,695	34,611	5,563,823
Samuel G. Liss	98,604,848	14,651,638	658,501	5,563,823
Pradip K. Patiath	113,480,578	397,076	37,333	5,563,823
Christopher J. Perry	113,399,224	481,210	34,553	5,563,823
Sabra R. Purtill	113,572,313	306,651	36,023	5,563,823
Lee M. Shavel	112,940,685	945,827	28,475	5,563,823
Olumide Soroye	113,493,488	393,000	28,499	5,563,823
Kimberly S. Stevenson	109,941,042	3,880,892	93,053	5,563,823
Therese M. Vaughan	108,078,278	5,810,119	26,590	5,563,823

2. The Company’s shareholders approved the compensation of the Company’s named executive officers on an advisory, non-binding basis by the following votes:

Number of Votes For	Number of Votes Against	Number of Votes Abstaining	Number of Broker Non-Votes
106,704,722	4,772,523	2,437,742	5,563,823

3. The Company’s shareholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent auditors for the year ending December 31, 2026 by the following votes:

Number of Votes For	Number of Votes Against	Number of Votes Abstaining
111,298,328	7,675,807	504,675

4. The Company’s shareholders approved the Shareholder Proposal by the following votes:

Number of Votes For	Number of Votes Against	Number of Votes Abstaining	Number of Broker Non-Votes
59,392,266	52,138,536	2,384,185	5,563,823

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERISK ANALYTICS, INC.

Date: May 21, 2026	By:	/s/ Kathy Card Beckles
		Name:	Kathy Card Beckles
		Title:	Executive Vice President and Chief Legal Officer